UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Alumis Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42143	86-1771129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 East Grand Avenue

South San Francisco, California 94080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (650) 231-6625

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported, on May 21, 2025, Alumis Inc., a Delaware corporation (the “Company”), completed its previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of February 6, 2025, as amended on April 20, 2025 (the “Merger Agreement”), by and among the Company, Arrow Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and ACELYRIN, Inc. (“ACELYRIN”), pursuant to which Merger Sub merged with and into ACELYRIN, with ACELYRIN continuing as the surviving corporation and as a wholly owned subsidiary of the Company. This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2025 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements and information required by this Item 9.01(a) and the notes related thereto are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description

2.1+

Agreement and Plan of Merger, dated February 6, 2025, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 of Alumis Inc.’s Current Report on Form 8-K filed with the SEC on February 6, 2025).

2.2

Amendment to the Agreement and Plan of Merger, dated as of April 20, 2025, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Alumis Inc.’s Current Report on Form 8-K filed with the SEC on April 21, 2025).

23.1*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of ACELYRIN, Inc.

99.1*	Audited financial statements of ACELYRIN, Inc. as of and for the years ended December 31, 2024 and 2023.

99.2*	Unaudited financial statements of ACELYRIN, Inc. as of and for the three months ended March 31, 2025.

99.3*	Unaudited pro forma condensed combined financial information.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
+

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Alumis Inc. will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

Dated: June 30, 2025	By:	/s/ Martin Babler
	Name:	Martin Babler
	Title:	President & Chief Executive Officer